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EXHIBIT 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS
                               UNDER 18 U.S.C 1350

In connection with the Annual Report on Form 10-KSB of Ovation Products Corporation for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that:

A) The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.


Date: March 31, 2006



                                                       /s/ Robert R. MacDonald
                                                       -----------------------
                                                       Robert R. MacDonald
                                                       Chief Executive Officer


                                                       /s/ Christine J. Cox
                                                       -----------------------
                                                       Christine J. Cox
                                                       Chief Financial Officer